UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2015

CATERPILLAR INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-768	37-0602744
(Commission File Number)	(IRS Employer Identification No.)

100 NE Adams Street, Peoria, Illinois	61629
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (309) 675-1000

Former name or former address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.                             Entry into a Material Definitive Agreement.

Creation of Revolving Credit Facilities

On September 10, 2015, Caterpillar Inc. (“Caterpillar”) entered into a Credit Agreement (the “364-Day Credit Agreement”) among Caterpillar, Caterpillar Financial Services Corporation (“Cat Financial”), Caterpillar International Finance Limited (“CIF”) and Caterpillar Finance Corporation (“CFC” and, together with Caterpillar, Cat Financial and CIF, the “Borrowers”), certain financial institutions named therein (the “Banks”), Citibank, N.A. (the “Agent”), Citibank International plc (the “Local Currency Agent”), and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (the “Japan Local Currency Agent”), which provides for an unsecured revolving credit facility to the Borrowers in an aggregate amount of up to $3.05 billion (the “364-Day Aggregate Commitment”) and expires on September 9, 2016.  A Local Currency Addendum that enables CIF to borrow in certain approved currencies including Pounds Sterling and Euro for an aggregate amount up to the equivalent of $100 million and a Japan Local Currency Addendum that enables CFC to borrow Japanese Yen for an aggregate amount up to the equivalent of $100 million, as part of the 364-Day Aggregate Commitment, were also entered into on September 10, 2015.

Amendments to and Extensions of Existing Credit Agreements

On September 10, 2015, Caterpillar entered into (i) an Amended and Restated Credit Agreement dated September 10, 2015 (as amended and restated, the “Three-Year Credit Agreement”) which amends the Four-Year Credit Agreement dated September 16, 2010, as amended (“2010 Credit Agreement”) and (ii) an Amended and Restated Credit Agreement dated September 10, 2015 (as amended and restated, the “Five-Year Credit Agreement” and together with the Three-Year Credit Agreement, the “Amended and Restated Credit Agreements” and the Amended and Restated Credit Agreements, together with the 364-Day Credit Agreement, the “Credit Agreements”) which amends the Five-Year Credit Agreement dated September 15, 2011, as amended (“2011 Credit Agreement”).   The Three-Year Credit Agreement and the Five-Year Credit Agreement do not change the aggregate amounts previously committed under the facilities provided for under such credit agreements.  A Local Currency Addendum that enables CIF to borrow in certain approved currencies including Pounds Sterling and Euro for an aggregate amount up to the equivalent of $150 million and a Japan Local Currency Addendum that enables CFC to borrow Japanese Yen for an aggregate amount up to the equivalent of $75 million, as part of each of the Amended and Restated Credit Facilities, were also entered into on September 10, 2015.

The Three-Year Credit Agreement extends the expiration date of the facility originally provided under the 2010 Credit Agreement to September 10, 2018 and the Five-Year Credit Agreement extends the expiration date of the facility originally provided under the 2011 Credit Agreement to September 10, 2020.  The Amended and Restated Credit Agreements also modify the terms of the 2010 Credit Agreement and the 2011 Credit Agreement to be consistent with certain terms and conditions of the 364-Day Credit Agreement, including, without limitation, terms and conditions of advances, use of proceeds and borrower representations and warranties.

The facilities provided under the Credit Agreements are available for general corporate purposes.

The Credit Agreements contain certain representations and warranties, covenants and events of default, including financial covenants.  Under the Credit Agreements, Caterpillar is required to maintain consolidated net worth not less than $9 billion at all times.  Caterpillar’s consolidated net worth is defined as the consolidated stockholder’s equity including preferred stock but excluding the pension and other post-retirement benefits balance within Accumulated other comprehensive income (loss).  Cat Financial is required to maintain an interest coverage ratio above 1.15 to 1, where the interest coverage ratio is defined as the ratio of (1) profit excluding income taxes, interest expense and net gain/(loss) from interest rate derivatives to (2) interest expense, calculated at the end of each calendar quarter for the rolling four quarter period then most recently ended.  Cat Financial is also required to maintain a leverage ratio (consolidated debt to consolidated net worth) below 10.0 to 1, calculated (1) on a monthly basis as the average of the leverage ratios determined on the last day of each of the six preceding calendar months and (2) on each

December 31.  Drawings under the facilities provided in the Credit Agreements are also subject to conditions precedent and the payment of certain facility fees.

Certain of the lenders and agents party to the Credit Agreements, as well as certain of their respective affiliates, have performed, and may in the future perform, for Caterpillar and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received and may in the future receive customary fees and expenses.

The foregoing description is qualified in its entirety by the terms and provisions of the (i) 364-Day Credit Agreement and the Local Currency Addenda thereto; (ii) the Three-Year Credit Agreement and the Local Currency Addenda thereto; and (iii) the Five-Year Credit Agreement and the Local Currency Addenda thereto, which are filed as exhibits to this report, and incorporated herein by reference.

Item 2.03.                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is hereby incorporated into this Item 2.03 by reference.

Item 9.01.                              Financial Statements and Exhibits.

(d)         Exhibits:

Exhibit No.	Description

99.1	364-Day Credit Agreement

99.2	Local Currency Addendum to the 364-Day Credit Agreement

99.3	Japan Local Currency Addendum to the 364-Day Credit Agreement

99.4	Three-Year Credit Agreement

99.5	Local Currency Addendum to the Three-Year Credit Agreement

99.6	Japan Local Currency Addendum to the Three-Year Credit Agreement

99.7	Five-Year Credit Agreement

99.8	Local Currency Addendum to the Five-Year Credit Agreement

99.9	Japan Local Currency Addendum to the Five-Year Credit Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATERPILLAR INC.

	By:	/s/ James B. Buda
Dated: September 16, 2015		James B. Buda
Executive Vice President, Law and Public Policy

EXHIBIT INDEX

Exhibit No.	Description

99.1	364-Day Credit Agreement

99.2	Local Currency Addendum to the 364-Day Credit Agreement

99.3	Japan Local Currency Addendum to the 364-Day Credit Agreement

99.4	Three-Year Credit Agreement

99.5	Local Currency Addendum to the Three-Year Credit Agreement

99.6	Japan Local Currency Addendum to the Three-Year Credit Agreement

99.7	Five-Year Credit Agreement

99.8	Local Currency Addendum to the Five-Year Credit Agreement

99.9	Japan Local Currency Addendum to the Five-Year Credit Agreement